Exhibit 4.1

SEE RESTRICTIONS ON TRANSFER ON THE REVERSE OF THIS CERTICATE State of MarylandRetail Properties of America, Inc.$0.001 Per ValueCUSIP 76131V202This Certificat that specimen is the registered holder of zero(0) thanks of class a common to retail properties of america, Inc.Transferable only on the books of the corporation by the holder hereof in person by upon surrender of this certificate properly endorsed.In witness whereof the said corporation has caused this certificate to be signed by its authorized officers and its corporable. Real to be hereundo afficial this day of president secretary.

For Value Received, hereby sell, assign and transfer unto shares represented by the within certificated, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the looks of the within named corporation with full power of substitution in the premises. Dated , 20 . In presence of NOTICE, THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGERMENT, OR ANY CHANGE WHATEVER.THE CHARTER OF THE CORPORATION CONTAINS CERTAIN RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS CERTIFICATE. THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE A FULL STATEMENT REGARDING SUCH RESTRICTIONS WITHOUT CHARGE AND UPON REQUEST.THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 2-211(b) OF THE MARYLAND GENERAL CORPORATION LAW WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND, IF THECORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET, AND (ii) THEAUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.